Retail Electricity Sales
January 1999 - September 2001


GWH
3,000
2,500
2,000
1,500
1,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2001
2000
1999

Generating Plant Capacity Factors
January 1999 - September 2001


120%
100%
80%
60%
40%
20%
0%
1999
2000
2001
Nuclear
Coal
Gas/Oil/Other

Last Updated 10/16/01

Average Generating Capacity Out of Service
January 1999 - September 2001



MW Per Day
700
600
500
400
300
200
100
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2001
2000
1999

Generation Fuel Costs
January 1999 - September 2001


$/MWH
$25
$20
$15
$10
$5
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2001
2000
1999

Metropolitan Phoenix Area
Cooling and Heating Degree Days
January 1999 - September 2001



Degree Days
1,000
750
500
250
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2001
2000
1999

Metro Phoenix Building Permits vs. APS Retail Electricity Customer Growth January 1999 - September 2001


25,000
20,000
15,000
10,000
5,000
0
Building Permits
Six-Month Moving Sum
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Customer Growth
% Change over Prior Year
1999
2000
2001
Building Permits
APS Customer Growth

Arizona vs U.S.
Payroll Job Growth
January 1999 - September 2001



6%
5%
4%
3%
2%
1%
0%
Percentage over Prior Year
1999
2000
2001
Arizona
U.S.